                                                                 EXHIBIT 99.2
                                      AMENDMENT NO. 1

               AMENDMENT NO. 1, dated as of June 5, 2002 (this "Amendment"), to the Credit Agreement dated as December 21, 2001 (as amended, supplemented or otherwise modified from time to time, the "Credit Agreement"), among CSK AUTO, INC. (the "Company"), the several lenders from time to time parties to the Credit Agreement (the "Lenders"), JPMORGAN CHASE BANK, as administrative agent for the Lenders (in such capacity, the "Administrative Agent"), CREDIT SUISSE FIRST BOSTON, as syndication agent for the Lenders and UBS AG, STAMFORD BRANCH, as documentation agent for the Lenders.

                                   W I T N E S S E T H:

               WHEREAS, the Company has requested that the Lenders consent to amend certain provisions of the Credit Agreement; and

               WHEREAS, the Lenders are willing to consent to the requested amendment on and subject to the terms and conditions contained herein.

               NOW, THEREFORE, in consideration of the foregoing premises and for other good and valuable consideration the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

               1. Definitions. Unless otherwise defined herein, terms in the Credit Agreement are used herein as therein defined.

               2. Amendments to the Credit Agreement.

                  (a) Amendment to Subsection 4.4(b)(i). Subsection 4.4(b)(i) is hereby amended in its entirety to read as follows:

                      "(b)(i) If Holdings, the Company or any of its Subsidiaries shall issue any Capital Stock subsequent to the Closing Date, 50% of the Net Proceeds thereof (excluding amounts provided by the Investors or by management of the Company or realized from the conversion of the Convertible Securities) shall be promptly applied ratably toward the prepayment of the Loans and reduction of the Commitments as set forth in clause (v) of this subsection 4.4(b); provided, however, that so long as the ratio of Consolidated Senior Funded Indebtedness to Consolidated EBITDA for the four fiscal quarters most recently ended prior to such issuance for which financial information is available shall be at or less than 3.25 to 1, the percentage of Net Proceeds derived from the issuance of Capital Stock required to be applied toward the prepayment of the Loans and reduction of the Commitments shall be reduced to zero; provided, further, that in the event the Company shall issue Capital Stock on or prior to September 30, 2002 for the purpose of purchasing or redeeming in full the Permanent Subordinated Notes outstanding and such Permanent Subordinated Notes are purchased or redeemed with the proceeds of such issuance, none of the Net Proceeds used for the purchase or redemption of the principal amount of the Permanent Subordinated Notes and for payment of any redemption premium or accrued interest thereon and any costs and expenses in connection therewith, shall be required to be applied toward the prepayment of the Loans and reduction of the Commitments; provided that any excess of such Net Proceeds after such purchase or redemption shall be applied toward the prepayment of the Loans and reduction of the Commitments."

                  (b) Amendment to Subsection 8.12. Subsection 8.12 is hereby amended by adding the following proviso at the end of subclause (a) and immediately prior to "or (b)":

       "; provided, however, the Company may optionally repurchase or redeem in full the Permanent Subordinated Notes with the proceeds from an issuance of Capital Stock as contemplated by subsection 4.4(b)(i)".

               3. Representations and Warranties. To induce the Administrative Agent and the Lenders parties thereto to enter into this Amendment, the Company hereby represents and warrants to the Administrative Agent and the Lenders as of the First Amendment Effective Date that:

               (a) The Company has the corporate power and authority to make and deliver this Amendment and to perform its obligations under the Credit Documents to which it is a party, as amended by this Amendment.

               (b) This Amendment has been duly executed and delivered by the Company.

               (c) This Amendment and each Credit Document to which the Company is a party, as amended by this Amendment, constitutes a legal, valid and binding obligation of the Company, enforceable against the Company in accordance with its terms, except as may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors' rights generally and by principals of equity (regardless of whether enforcement is sought in a proceeding in equity or at law).

               (d) The representations and warranties made by the Company in each Credit Document to which it is a party and herein are true and correct in all material respects on and as of the First Amendment Effective Date, before and after giving effect to this Amendment, as if made on the First Amendment Effective Date, except to the extent that such representations and warranties expressly relate to a specific earlier date in which case the Company hereby confirms, reaffirms and restates such representations and warranties as of such earlier date.

               4. Conditions Precedent. This Amendment shall become effective as of the date (the "First Amendment Effective Date") when each of the conditions precedent set forth below shall have been satisfied or waived:

               (a) the Administrative Agent shall have received this Amendment, executed and delivered by a duly authorized officer of the Company, the Administrative Agent and the Required Lenders; and

               (b) on and as of the First Amendment Effective Date and after giving effect to this Amendment and the transactions contemplated hereby, no Default or Event of Default shall have occurred and be continuing.

            5. Amendment Fee. Immediately prior to the issuance of any Capital Stock for the purpose of purchasing or redeeming in full the Permanent Subordinated Notes as contemplated by subsection 4.4(b)(i), the Administrative Agent shall have received, for the account of each Lender that has executed and delivered this Amendment on or prior to June 6, 2002, an amendment fee equal to 0.075% of such Lender's Commitments.

               6. Continuing Effect of Credit Documents. Except as expressly amended, modified and supplemented hereby, the provisions of the Credit Agreement and the other Credit Documents are and shall remain in full force and effect in accordance with their respective terms.

               7. Expenses. The Company agrees to pay or reimburse the Lenders for all of their reasonable out-of-pocket costs and expenses incurred in connection with this Amendment and any other documents prepared in connection herewith, and consummation of the transactions contemplated hereby and thereby, including the reasonable fees and expenses of counsel to the Lenders.

               8. GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

               9. Counterparts; Binding Effect. This Amendment may be executed in any number of counterparts by the parties hereto, each of which counterparts when so executed shall be an original, but all counterparts taken together shall constitute one and the same instrument. This Amendment may be delivered by facsimile transmission of the relevant signature pages thereof. The execution and delivery of this Amendment by any Lender shall be binding upon each of its successors and assigns (including Transferees of its commitments and Loans in whole or in part prior to effectiveness hereof) and binding in respect of all of its commitments and Loans, including any acquired subsequent to its execution and delivery hereof and prior to the effectiveness hereof.

                      [Balance of Page Intentionally Blank]

               IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their respective duly authorized officers as of the day and year first above written.

                                CSK AUTO, INC.



                                By:    /s/ Don W. Watson
                                       -----------------------------------------
                                    Name:     Don W. Watson
                                    Title:    Chief Financial Officer &
                                              Treasurer



                                JPMORGAN CHASE BANK, as
                                  Administrative Agent, Issuing Bank and a
                                  Lender

                                By: /s/ Neil R. Boylan
                                       -----------------------------------------
                                    Name:     Neil R. Boylan
                                    Title:    Managing Director



                                ARES III CLO Ltd.
                                By:    ARES CLO Management, LLC
                                Its:   Investment Manager



                                By: /s/ Seth J. Brofsky
                                       -----------------------------------------
                                    Name:     Seth J. Brofsky
                                    Title:    Vice President



                                ARES IV CLO LTD.
                                By:     Ares CLO Management IV, L.P.
                                       Investment Manager

                                By:     Ares CLO GP IV, LLC
                                Its:    Managing Member

                                By: /s/ Seth J. Brofsky
                                       -----------------------------------------
                                    Name:     Seth J. Brofsky
                                    Title:    Vice President

                               Ares V CLO Ltd.
                               By:     Ares CLO Management V, L.P.
                                       Investment Manager

                               By:     Ares CLO GP V, LLC
                               Its:    Managing Member

                               By: /s/ Seth J. Brofsky
                                       -----------------------------------------
                                    Name:     Seth J. Brofsky
                                    Title:    Vice President



                               The CIT Group/Business Credit, Inc.



                               By: /s/ Steven Schuit
                                       -----------------------------------------
                                    Name:     Steven Schuit
                                    Title:    Vice President/Team Leader

                                Credit Suisse First Boston

                                By: /s/ Robert Hetu         /s/ Ian W. Nalitt
                                       -----------------------------------------
                                    Name: Robert Hetu      Ian W. Nalitt
                                    Title:Director         Associate



                               Denali Capital LLC, managing member of:
                               DC Funding Partners LLC, portfolio manager for DENALI CAPITAL CLO I. LTD.



                               By:    /s/ John Thacker
                                       -----------------------------------------
                                       Name:  John Thacker
                                       Title: Chief Credit Officer

                               Firstar Bank N.A.



                               By:    /s/ Richard W. Nelmer
                                       -----------------------------------------
                                       Name:  Richard W. Nelmer
                                       Title: Senior Vice President

                                Foothill Income Trust II, L.P.



                                By:    /s/ R. Michael [Illegible]
                                       -----------------------------------------
                                       Name:  R. Michael [Illegible]
                                       Title:



                                Franklin CLO I, LTD



                                By:    /s/ Richard D'Addario
                                       -----------------------------------------
                                       Name:  Richard D'Addario
                                       Title: Senior Vice President

                                Franklin CLO II, LTD



                                By:    /s/ Richard D'Addario
                                       -----------------------------------------
                                       Name:  Richard D'Addario
                                       Title: Senior Vice President

                                Franklin Floating Rate Master Series

                                By:    /s/ Richard D'Addario
                                       -----------------------------------------
                                       Name:  Richard D'Addario
                                       Title: Senior Vice President

                                INDOSUEZ CAPITAL FUNDING IIA, LIMITED
                                By:     Indosuez Capital as Portfolio Advisor



                                By:    /s/ Charles Kobayashi
                                       -----------------------------------------
                                       Name:  Charles Kobayshi
                                       Title: Principal and Portfolio Manager

                               INDOSUEZ CAPITAL FUNDING III, LIMITED
                               By:     Indosuez Capital as Portfolio Advisor



                                By:    /s/ Charles Kobayashi
                                       -----------------------------------------
                                       Name:  Charles Kobayshi
                                       Title: Principal and Portfolio Manager

                                ING CAPITAL LLC



                                By:    /s/ Steven G. Fleenor
                                       -----------------------------------------
                                       Name:  Steven G. Fleenor
                                       Title: Managing Director



                                LAGUNA FUNDING TRUST



                                By:    /s/ Ann E. Morris
                                       -----------------------------------------
                                       Name:  Ann E. Morris
                                       Title: Authorized Agent



                                OAK HILL SECURITIES FUND, L.P.
                                By:    Oak Hill Securities GenPar, L.P.
                                       its General Partner

                                By:    Oak Hill Securities MGP, Inc.
                                       its General Partner



                                By:    /s/ Scott D. Krase
                                       -----------------------------------------
                                       Name:  Scott D. Krase
                                       Title: Authorized Signatory

                                OAK HILL SECURITIES FUND II, L.P.
                                By:     Oak Hill Securities GenPar, L.P.
                                        its General Partner

                                By:     Oak Hill Securities MGP, Inc.
                                        its General Partner



                                By:    /s/ Scott D. Krase
                                       -----------------------------------------
                                       Name:  Scott D. Krase
                                       Title: Authorized Signatory



                                OAK HILL CREDIT PARTNERS I, LIMITED
                                By:    Oak Hill CLO Management, LLC
                                       as Investment Manager

                                By:    /s/ Scott D. Krase
                                       -----------------------------------------
                                       Name:  Scott D. Krase
                                       Title: Authorized Signatory



                                ML CLO XII PILGRIM AMERICA (CAYMAN) LTD.
                                By:     ING Investments, LLC
                                       as its Investment Manager

                                By:    /s/ Brian S. Horton
                                       -----------------------------------------
                                       Name:  Brian S. Horton
                                       Title: Vice President



                                ML CLO XX PILGRIM AMERICA (CAYMAN) LTD.
                                By:     ING Investments, LLC
                                       as its Investment Manager

                                By:    /s/ Brian S. Horton
                                       -----------------------------------------
                                       Name:  Brian S. Horton
                                       Title: Vice President

                                PILGRIM AMERICA HIGH INCOME INVESTMENTS LTD.
                                By:    ING Investments, LLC
                                       as its Investment Manager

                                By:    /s/ Brian S. Horton
                                       -----------------------------------------
                                       Name:  Brian S. Horton
                                       Title: Vice President



                                SEQUILS - PILGRIM I, LTD
                                By:    ING Investments, LLC
                                       as its Investment Manager

                                By:    /s/ Brian S. Horton
                                       -----------------------------------------
                                       Name:  Brian S. Horton
                                       Title: Vice President



                                Textron Financial Corporation

                                By:    /s/ Matthew J. Colgan
                                       -----------------------------------------
                                       Name:  Matthew J. Colgan
                                       Title: Director



                                TRANSAMERICA BUSINESS CAPITAL



                                By:    /s/ Stephen K. Goetschius
                                       -----------------------------------------
                                       Name:  Stephen K. Goetschius
                                       Title: Senior Vice President

                                UBS AG, Stamford Branch

                                By:    /s/ Wilfred V. Saint
                                       -----------------------------------------
                                       Name:  Wilfred V. Saint
                                       Title: Associate Director
                                              Banking Products Services, US



                                By:    /s/ Anthony N. Joseph
                                       -----------------------------------------
                                       Name:  Anthony N. Joseph
                                       Title: Associate Director
                                              Banking Products Services, US



                                Venture CDO 2002, Limited

                                By: its investment advisor, Barclays Capital Asset Management Limited,

                                By:    its sub-advisor, Barclays Bank PLC,
                                       New York Branch



                                By:    /s/ Martin F. Davey
                                       -----------------------------------------
                                       Name:  Martin F. Davey
                                       Title: Director